MORGAN STANLEY 21ST CENTURY TREND FUND
LETTER TO THE SHAREHOLDERS o JULY 31, 2002


DEAR SHAREHOLDER:

The 12-month period ended July 31, 2002, was a volatile one for the U.S. economy. After shrinking initially, the economy rebounded when lower energy prices, taxes and interest rates benefited the consumer, before slowing again when high debt levels restrained economic recovery.

The Federal Reserve Board cut the federal funds rate from 3.75 percent to 1.75 percent early in the period but failed to prevent a steep stock-market decline. High valuations, corporate-governance concerns, turmoil in the Middle East and Latin America, a weak dollar and a sluggish rebound led to a continuing sell-off.


PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended July 31, 2002, Morgan Stanley 21st Century Trend Fund's Class A, B, C and D shares produced total returns of -22.84 percent, -23.59 percent, -23.76 percent and -22.77 percent, respectively. During the same period, the Standard & Poor's 500 Index produced a total return of -23.61 percent. The accompanying chart compares the performance of the Fund to that of the Index. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower.

The Fund's investment process focuses on those industries and companies that management believes are best positioned to benefit from worldwide economic, demographic and social trends.

The Fund's modest outperformance relative to its benchmark can be attributed to its overweighting in consumer cyclicals. The Fund was positioned to benefit from the improved financial condition of the consumer resulting from mortgage refinancing and lower taxes. In particular, an emphasis on apparel, restaurant and housing-related companies boosted Fund performance. We believe these industries are benefiting from the economic environment and from demographic trends. For example, 77 million baby boomers are in their peak earning years and 72 million echo boomers (8- to 25-year-old Americans) are reaching the age at which they form their own families. Toward the end of the reporting period, we reduced the Fund's exposure to consumer cyclical stocks from an overweighting to a market weighting, on concerns that consumer spending might soften in the second half of 2002 as a result of higher energy costs and the anniversaries of the 2001 tax rebate and the mortgage refinancing cycle.

Within the technology sector, we are maintaining our focus on companies that we believe have the potential to gain market share, particularly those in the software, computer-hardware and Internet-services industries that we consider to have strong new-product cycles.

MORGAN STANLEY 21ST CENTURY TREND FUND
LETTER TO THE SHAREHOLDERS o JULY 31, 2002 CONTINUED

We are maintaining a slight underweighting to the health-care industry, as we believe profits in this area will remain under pressure while state and federal governments work to control medical costs, which are escalating with the aging population. We continue to focus on the innovators within the health-care industry that have new products reaching the market in the near term.

Finally, we increased the Fund's exposure to industries that we believe could act as a hedge against political instability in the Middle East and Latin America, such as aerospace/defense, precious metals and energy. We also increased the weighting in companies with multinational, global brands that we believe may benefit from a weakening U.S. dollar.


LOOKING AHEAD

We believe that, barring any significant political instability, the current economic rebound should sustain itself through the next 12 months, with the global economy growing at a rate of 2 to 3 percent in the next year. We will continue to search for what we believe are attractively valued companies that are likely to benefit from innovation and from demographic, social and economic trends. We believe that such a focus will benefit the Fund and its shareholders over the long term.

We appreciate your ongoing support of Morgan Stanley 21st Century Trend Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo              /s/ Mitchell M. Merin
--------------------------              ------------------------
Charles A. Fiumefreddo                  Mitchell M. Merin
Chairman of the Board                   President



ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

MORGAN STANLEY 21ST CENTURY TREND FUND
FUND PERFORMANCE o JULY 31, 2002


                                  [LINE CHART]

GROWTH OF $10,000
($ in Thousands)

                     Class A    Class B      Class C      Class D    S&P 500(4)
February 25, 2000    $9,475      $10,000      $10,000      $10,000    $10,000
 April 30, 2000      $7,978       $8,400       $8,400       $8,420    $10,130
  July 31, 2000      $7,940       $8,350       $8,350       $8,380    $10,782
October 31, 2000     $8,111       $8,510       $8,510       $8,570    $10,800
January 31, 200      $7,210       $7,550       $7,550       $7,620    $10,352
 April 30, 2001      $6,159       $6,440       $6,440       $6,510     $9,497
  July 31, 2001      $5,600       $5,850       $5,850       $5,930     $9,236
October 31, 2001     $4,918       $5,120       $5,120       $5,210     $8,110
January 31, 2002     $5,325       $5,530       $5,530       $5,640     $8,681
 April 30, 2002      $5,249       $5,450       $5,470       $5,570     $8,299
  July 31, 2002      $4,321(3)    $4,336(3)    $4,460(3)    $4,58(3)   $7,055(3)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


           AVERAGE ANNUAL TOTAL RETURNS - PERIOD ENDED JULY 31, 2002
--------------------------------------------------------------------------------
                           CLASS A SHARES*
---------------------------------------------------------------------
1 Year                        (22.84)%(1)         (26.89)%(2)
Since Inception (2/25/00)     (27.63)%(1)         (29.22)%(2)


                          CLASS B SHARES**
---------------------------------------------------------------------
1 Year                        (23.59)%(1)         (27.41)%(2)
Since Inception (2/25/00)     (28.22)%(1)         (29.11)%(2)


                          CLASS C SHARES+
---------------------------------------------------------------------
1 Year                        (23.76)%(1)         (24.52)%(2)
Since Inception (2/25/00)     (28.29)%(1)         (28.29)%(2)


                         CLASS D SHARES++
---------------------------------------------------------------------
1 Year                        (22.77)%(1)
Since Inception (2/25/00)     (27.50)%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)      Closing value assuming a complete redemption on July 31, 2002.
(4) The Standard and Poor's 500 Index (S&P 500) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*        The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.
++       Class D has no sales charge.

MORGAN STANLEY 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002


   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                       COMMON STOCKS AND WARRANTS (90.3%)
                       Aerospace & Defense (3.2%)
     5,400             Alliant Techsystems, Inc.* ..............   $    331,560
    22,600             Lockheed Martin Corp. ...................      1,448,886
    21,400             Northrop Grumman Corp. ..................      2,368,980
    35,400             Raytheon Co. ............................      1,153,332
                                                                   ------------
                                                                      5,302,758
                                                                   ------------
                       Air Freight/Couriers (1.0%)
    16,400             FedEx Corp. .............................        835,580
    13,300             United Parcel Service, Inc.
                         (Class B) .............................        869,022
                                                                   ------------
                                                                      1,704,602
                                                                   ------------
                       Airlines (0.3%)
     8,900             JetBlue Airways Corp.* ..................        414,384
                                                                   ------------
                       Apparel/Footwear (1.8%)
    51,400             Coach, Inc.* ............................      1,171,920
    36,400             Nike, Inc. (Class B) ....................      1,794,156
                                                                   ------------
                                                                      2,966,076
                                                                   ------------
                       Apparel/Footwear Retail (1.2%)
    22,300             Charlotte Russe Holdings Inc.* ..........        331,824
    25,000             Chico's FAS, Inc.* ......................        394,750
    76,150             Hot Topic, Inc.* ........................      1,184,133
                                                                   ------------
                                                                      1,910,707
                                                                   ------------
                       Beverages: Alcoholic (0.8%)
     9,800             Brown-Forman Corp. (Class B) ............        664,244
    53,472             Diageo PLC (United Kingdom) .............        649,095
                                                                   ------------
                                                                      1,313,339
                                                                   ------------
                       Beverages: Non-Alcoholic (1.4%)
    22,800             Coca-Cola Co. (The) .....................      1,138,632
    62,100             Coca-Cola Enterprises Inc. ..............      1,156,302
                                                                   ------------
                                                                      2,294,934
                                                                   ------------
                       Biotechnology (5.5%)
    16,200             Cephalon, Inc.* .........................        777,600
    29,600             IDEC Pharmaceuticals Corp.* .............      1,319,864
    45,300             MedImmune, Inc.* ........................      1,347,222
    59,200             Neurocrine Biosciences, Inc.* ...........      2,173,232
    62,700             SangStat Medical Corp.* .................      1,217,634
    47,400             Trimeris, Inc.* .........................      2,216,898
                                                                   ------------
                                                                      9,052,450
                                                                   ------------


   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                       Broadcasting (0.9%)
    26,000             Grupo Televisa S.A. (ADR)
                         (Mexico)* .............................   $    786,500
    21,800             Westwood One, Inc.* .....................        692,150
                                                                   ------------
                                                                      1,478,650
                                                                   ------------
                       Building Products (1.0%)
    64,500             Masco Corp. .............................      1,560,900
                                                                   ------------
                       Catalog/Specialty Distribution (0.9%)
    65,850             J. Jill Group, Inc.* ....................      1,468,455
                                                                   ------------
                       Chemicals: Major Diversified (0.6%)
    24,300             Du Pont (E.I.) de Nemours & Co.                1,018,413
                                                                   ------------
                       Computer Communications (1.5%)
    18,000             Brocade Communications
                         Systems, Inc.* ........................        337,500
   157,700             Cisco Systems, Inc.* ....................      2,080,063
                                                                   ------------
                                                                      2,417,563
                                                                   ------------
                       Computer Peripherals (1.4%)
   21,800              Lexmark International, Inc. * ...........      1,065,584
   29,100              QLogic Corp.* ...........................      1,185,825
                                                                   ------------
                                                                      2,251,409
                                                                   ------------
                       Computer Processing Hardware (1.3%)
   57,300              Dell Computer Corp.* ....................      1,428,489
    9,700              International Business Machines
                         Corp. .................................        682,880
                                                                   ------------
                                                                      2,111,369
                                                                   ------------
                       Containers/Packaging (1.5%)
   13,500              Bemis Company, Inc. .....................        648,810
  102,600              Pactiv Corp.* ...........................      1,864,242
                                                                   ------------
                                                                      2,513,052
                                                                   ------------
                       Contract Drilling (2.6%)
   45,500              ENSCO International Inc. ................      1,176,175
   22,500              Nabors Industries, Ltd.
                         (Barbados)* ...........................        686,700
   27,800              Patterson-UTI Energy, Inc.* .............        664,698
   49,100              Pride International, Inc.* ..............        660,395
   54,900              Rowan Companies, Inc. ...................      1,074,393
                                                                   ------------
                                                                      4,262,361
                                                                   ------------
                       Data Processing Services (0.5%)
   87,900              CheckFree Corp.* ........................        875,484
                                                                   ------------

                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED

   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                       Discount Stores (2.2%)
    60,900             Big Lots, Inc.* .....................         $1,010,940
    51,900             Wal-Mart Stores, Inc. (b) ...........          2,552,442
                                                                     ----------
                                                                      3,563,382
                                                                     ----------
                       Electric Utilities (0.6%)
    22,800             Consolidated Edison, Inc. ...........            976,980
                                                                     ----------
                       Electrical Products (0.4%)
    23,300             Molex Inc. ..........................            679,894
                                                                     ----------
                       Electronic Components (0.4%)
    35,800             Vishay Intertechnology, Inc.* .......            610,390
                                                                     ----------
                       Electronic Equipment/Instruments (0.5%)
    70,000             Matsushita Electric Industrial
                         Co., Ltd. (Japan) .................            868,357
                                                                     ----------
                       Electronics/Appliances (0.5%)
    19,000             Sony Corp. (Japan) ..................            857,512
                                                                     ----------
                       Finance/Rental/Leasing (0.9%)
    15,700             Countrywide Credit Industries,
                         Inc. ..............................            797,717
    27,100             Ryder System, Inc. ..................            709,207
                                                                     ----------
                                                                      1,506,924
                                                                     ----------
                       Financial Conglomerates (0.8%)
    39,200             Citigroup, Inc. .....................          1,314,768
                                                                     ----------
                       Financial Publishing/Services (1.0%)
    33,400             Moody's Corp. .......................          1,656,640
                                                                     ----------
                       Food: Major Diversified (3.4%)
    66,100             Kellogg Co. (b) .....................          2,276,484
    39,200             Kraft Foods Inc. (Class A) ..........          1,450,400
    16,900             PepsiCo, Inc. .......................            725,686
    12,800             Unilever N.V. (Netherlands) .........            721,280
     6,200             Unilever N.V. - CVA
                         (Netherlands) .....................            349,655
                                                                     ----------
                                                                      5,523,505
                                                                     ----------
                       Food: Meat/Fish/Dairy (2.2%)
    76,300             ConAgra Foods Inc. ..................          1,915,893
    53,100             Dean Foods Co.* .....................          1,770,354
                                                                     ----------
                                                                      3,686,247
                                                                     ----------
                       Forest Products (0.9%)
    23,900             Weyerhaeuser Co. ....................          1,404,125
                                                                     ----------


   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                       Home Furnishings (0.4%)
    27,200             Furniture Brands International,
                         Inc.* .............................         $  690,880
                                                                     ----------
                       Hospital/Nursing Management (2.1%)
    38,400             HCA Inc. ............................          1,804,800
    35,250             Tenet Healthcare Corp.* .............          1,679,663
                                                                     ----------
                                                                      3,484,463
                                                                     ----------
                       Household/Personal Care (2.2%)
    11,900             Avon Products, Inc. .................            550,494
    19,200             Clorox Co. ..........................            739,200
    17,800             Kimberly-Clark Corp. ................          1,086,690
    14,400             Procter & Gamble Co. (The) ..........          1,281,456
                                                                     ----------
                                                                      3,657,840
                                                                     ----------
                       Industrial Conglomerates (0.8%)
    19,400             United Technologies Corp. ...........          1,348,300
                                                                     ----------
                       Information Technology Services (1.5%)
    22,500             Computer Sciences Corp.* ............            832,500
    39,600             Manhattan Associates, Inc.* .........            880,783
    44,400             PeopleSoft, Inc.* ...................            798,312
                                                                     ----------
                                                                      2,511,595
                                                                     ----------
                       Integrated Oil (1.6%)
    47,600             Exxon Mobil Corp. ...................          1,749,776
    18,900             Royal Dutch Petroleum Co. (ADR)
                         (Netherlands) .....................            863,730
                                                                     ----------
                                                                      2,613,506
                                                                     ----------
                       Internet Retail (0.1%)
    29,400             Overstock.com, Inc.* ................            229,320
                                                                     ----------
                       Internet Software/Services (1.6%)
    34,400             Business Objects S.A. (ADR)
                         (France)* .........................            667,704
    82,200             Overture Services, Inc.* ............          1,878,270
                                                                     ----------
                                                                      2,545,974
                                                                     ----------
                       Investment Banks/Brokers (1.1%)
    15,500             Goldman Sachs Group, Inc. (The)......          1,133,825
    17,400             Legg Mason, Inc. ....................            741,936
                                                                     ----------
                                                                      1,875,761
                                                                     ----------

                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                      Investment Managers (0.9%)
    23,000            Federated Investors, Inc.
                        (Class B) .........................           $ 653,660
    25,100            Franklin Resources, Inc. ............             861,683
                                                                      ---------
                                                                      1,515,343
                                                                      ---------
                      Life/Health Insurance (1.1%)
    55,000            AFLAC, Inc. .........................           1,727,550
                                                                      ---------
                      Major Banks (4.4%)
    36,300            Bank of America Corp. ...............           2,413,950
    61,000            Bank One Corp. ......................           2,373,510
    14,200            Comerica, Inc. ......................             825,872
    31,600            Wells Fargo & Co. ...................           1,607,176
                                                                      ---------
                                                                      7,220,508
                                                                      ---------
                      Managed Health Care (1.2%)
    19,700            Trigon Healthcare, Inc.* ............           2,003,687
                                                                      ---------
                      Medical Specialties (2.2%)
    31,900            Biomet, Inc. ........................             827,167
    40,900            Boston Scientific Corp.* ............           1,226,591
    41,080            Zimmer Holdings, Inc.* ..............           1,529,408
                                                                      ---------
                                                                      3,583,166
                                                                      ---------
                      Motor Vehicles (0.6%)
    23,000            Honda Motor Co., Ltd. (Japan) .......             955,535
                                                                      ---------
                      Office Equipment/Supplies (0.4%)
    11,100            Avery Dennison Corp. ................             690,531
                                                                      ---------
                      Oilfield Services/Equipment (2.4%)
    29,400            BJ Services Co.* ....................             937,566
    45,600            Smith International, Inc.* ..........           1,441,416
    37,000            Weatherford International Ltd. ......           1,500,720
                                                                      ---------
                                                                      3,879,702
                                                                      ---------
                      Other Consumer Services (2.7%)
    11,500            Expedia, Inc. (Class A)* ............             559,130
     4,416            Expedia, Inc. (Warrants due
                        02/14/09) * .......................              98,477
    20,400            Hotels.com (Class A)* ...............             871,080
    56,700            Ticketmaster (Class B) * ............             916,272
    46,200            Weight Watchers International, Inc.*            2,016,630
                                                                      ---------
                                                                      4,461,589
                                                                      ---------

   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                      Packaged Software (2.3%)
    17,200            Intuit Inc.* ........................           $ 756,456
    63,700            Mercury Interactive Corp.* ..........           1,631,994
    69,200            Oracle Corp.* .......................             692,623
    19,800            Symantec Corp.* .....................             664,092
                                                                      ---------
                                                                      3,745,165
                                                                      ---------
                      Personnel Services (0.6%)
    26,800            Manpower, Inc. ......................           1,009,288
                                                                      ---------
                      Pharmaceuticals: Major (2.1%)
    28,700            Lilly (Eli) & Co. ...................           1,676,654
    43,200            Wyeth ...............................           1,723,680
                                                                      ---------
                                                                      3,400,334
                                                                      ---------
                      Precious Metals (2.2%)
    39,200            Barrick Gold Corp. (Canada) .........             600,544
    40,800            Gold Fields Ltd. (ADR) (South
                        Africa) ...........................             407,184
   136,000            Goldcorp Inc. (Canada) ..............           1,153,280
    62,400            Newmont Mining Corp Holding Co.                 1,522,560
                                                                      ---------
                                                                      3,683,568
                                                                      ---------
                      Property - Casualty Insurers (0.7%)
    30,900            Allstate Corp. (The) ................           1,174,509
                                                                      ---------
                      Recreational Products (1.7%)
    27,200            Eastman Kodak Co. ...................             837,216
    16,300            Electronic Arts Inc.* ...............             980,934
    55,600            Mattel, Inc. ........................           1,045,836
                                                                      ---------
                                                                      2,863,986
                                                                      ---------
                      Regional Banks (1.1%)
    32,400            Compass Bancshares, Inc. ............           1,042,956
    25,450            Union Planters Corp. ................             779,788
                                                                      ---------
                                                                      1,822,744
                                                                      ---------
                      Restaurants (3.1%)
    34,400            CEC Entertainment, Inc.* ............           1,296,880
    47,200            Cheesecake Factory, Inc. (The)*......           1,710,528
    35,800            Outback Steakhouse, Inc.* ...........           1,143,452
    45,900            Ruby Tuesday, Inc. ..................             885,870
                                                                      ---------
                                                                      5,036,730
                                                                      ---------
                      Savings Banks (1.2%)
    59,900            Charter One Financial, Inc. .........           2,031,808
                                                                      ---------


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
PORTFOLIO OF INVESTMENTS o JULY 31, 2002 CONTINUED


   NUMBER OF
    SHARES                                                              VALUE
--------------------------------------------------------------------------------
                       Semiconductors (1.2%)
    44,400             Microchip Technology Inc.* ...............   $   977,688
    49,700             Micron Technology, Inc.* .................       968,653
                                                                    -----------
                                                                      1,946,341
                                                                    -----------
                       Specialty Insurance (1.8%)
    15,100             Ambac Financial Group, Inc. ..............       951,753
    19,500             MBIA, Inc. ...............................       967,005
    27,100             PMI Group, Inc. (The) ....................       962,592
                                                                    -----------
                                                                      2,881,350
                                                                    -----------
                       Specialty Stores (0.2%)
    14,700             Williams-Sonoma, Inc.* ...................       334,425
                                                                    -----------
                       Telecommunication Equipment (0.7%)
    34,900             Motorola, Inc. ...........................       404,840
    28,600             QUALCOMM Inc.* ...........................       785,928
                                                                    -----------
                                                                      1,190,768
                                                                    -----------
                       Tools/Hardware (1.1%)
    40,400             Black & Decker Corp. (The) ...............     1,838,200
                                                                    -----------
                       Trucking (0.4%)
    37,500             Swift Transportation Co., Inc.* ..........       680,625
                                                                    -----------
                       Trucks/Construction/
                         Farm Machinery (0.4%)
    40,800             AGCO Corp.* ..............................       731,544
                                                                    -----------
                       Wireless Telecommunications (1.0%)
    19,600             AO VimpelCom (ADR) (Russia)* .............       450,996
    76,500             Vodafone Group PLC (ADR)
                         (United Kingdom) .......................     1,160,505
                                                                    -----------
                                                                      1,611,501
                                                                    -----------
                       TOTAL COMMON STOCKS AND WARRANTS
                       (Cost $159,449,028).......................   148,543,766
                                                                    -----------
     PRINCIPAL
     AMOUNT IN
     THOUSANDS
------------------
                       SHORT-TERM INVESTMENT (17.7%)
                       REPURCHASE AGREEMENT
   $29,137             Joint repurchase agreement
                         1.84% due 08/01/02
                         (dated 07/31/02;
                         proceeds $29,138,489) (a)
                         (Cost $29,137,000)........................  29,137,000
                                                                    -----------


                                                                        VALUE
                                                                 ---------------
                       TOTAL INVESTMENTS
                       (Cost $188,586,028) (c)........   108.0 %   $177,680,766
                       LIABILITIES IN EXCESS OF OTHER
                       ASSETS ........................    (8.0)     (13,200,737)
                                                         -----     ------------
                       NET ASSETS ...................    100.0 %   $164,480,029
                                                         =====     ============


---------------------------
ADR   American Depository Receipt.
 *    Non-income producing security.
(a)   Collateralized by federal agency and U.S. Treasury obligations.
(b) Some or all of these securities have been segregated in connection with open futures.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,363,110 and the aggregate gross unrealized depreciation is $16,268,372, resulting in net unrealized depreciation of $10,905,262.


FUTURES CONTRACTS OPEN AT JULY 31, 2002:



                               DESCRIPTION,     UNDERLYING
   NUMBER                        DELIVERY          FACE
     OF           LONG/           MONTH,          AMOUNT       UNREALIZED
CONTRACTS         SHORT          AND YEAR        AT VALUE     APPRECIATION
--------------------------------------------------------------------------
     17      LONG .......... Nasdaq 100       $1,639,650        $33,014
                             September 2002
      7      LONG .......... S&P 500           1,595,125         50,694
                             September 2002
             Total unrealized appreciation ..............       $83,708
                                                                =======

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 2002:


    CONTRACTS     IN EXCHANGE                    UNREALIZED
   TO DELIVER         FOR       DELIVERY DATE   DEPRECIATION
------------------------------------------------------------
   GBP 184,394   $290,126        08/01/2002      $(1,678)
   GBP 229,934   $361,778        08/01/2002       (2,092)
  Total unrealized depreciation ............     $(3,770)
                                                 =======


Currency Abbreviations:
-----------------------
GBP  British Pound


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002



ASSETS:
Investments in securities, at value
 (cost $188,586,028)......................................................    $ 177,680,766
Receivable for:
  Investments sold .......................................................        3,458,069
  Dividends ..............................................................           63,630
  Shares of beneficial interest sold .....................................           19,171
Prepaid expenses and other assets ........................................           42,458
                                                                              -------------
  TOTAL ASSETS ...........................................................      181,264,094
                                                                              -------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts .......            3,770
Payable for:
  Investments purchased ..................................................       16,110,725
  Shares of beneficial interest redeemed .................................          211,024
  Distribution fee .......................................................          239,351
  Investment management fee ..............................................          118,244
  Variation margin .......................................................           16,700
Accrued expenses and other payables ......................................           84,251
                                                                              -------------
  TOTAL LIABILITIES ......................................................       16,784,065
                                                                              -------------
  NET ASSETS .............................................................    $ 164,480,029
                                                                              =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................    $ 482,012,697
Net unrealized depreciation ..............................................      (10,821,054)
Net investment loss ......................................................           (4,314)
Accumulated net realized loss ............................................     (306,707,300)
                                                                              -------------
  NET ASSETS .............................................................    $ 164,480,029
                                                                              =============
CLASS A SHARES:
Net Assets ...............................................................    $  11,918,095
Shares Outstanding (unlimited authorized, $.01 par value).................        2,614,547
  NET ASSET VALUE PER SHARE ..............................................    $        4.56
                                                                              =============
  MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) ........................    $        4.81
                                                                              =============
CLASS B SHARES:
Net Assets ...............................................................    $ 133,084,423
Shares Outstanding (unlimited authorized, $.01 par value).................       29,763,471
  NET ASSET VALUE PER SHARE ..............................................    $        4.47
                                                                              =============
CLASS C SHARES:
Net Assets ...............................................................    $  18,007,634
Shares Outstanding (unlimited authorized, $.01 par value).................        4,033,468
  NET ASSET VALUE PER SHARE ..............................................    $        4.46
                                                                              =============
CLASS D SHARES:
Net Assets ...............................................................    $   1,469,877
Shares Outstanding (unlimited authorized, $.01 par value).................          320,976
  NET ASSET VALUE PER SHARE ..............................................    $        4.58
                                                                              =============

                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF OPERATIONS
For the year ended July 31, 2002


NET INVESTMENT LOSS:
INCOME
Dividends (net of $5,368 foreign withholding tax).........     $  1,289,809
Interest .................................................          562,681
                                                               ------------
  TOTAL INCOME ...........................................        1,852,490
                                                               ------------
EXPENSES
Distribution fee (Class A shares) ........................           42,779
Distribution fee (Class B shares) ........................        1,946,355
Distribution fee (Class C shares) ........................          258,973
Investment management fee ................................        1,803,959
Transfer agent fees and expenses .........................          752,169
Shareholder reports and notices ..........................           87,501
Registration fees ........................................           51,795
Custodian fees ...........................................           45,718
Professional fees ........................................           44,469
Trustees' fees and expenses ..............................           12,445
Other ....................................................           11,028
                                                               ------------
  TOTAL EXPENSES .........................................        5,057,191
                                                               ------------
  NET INVESTMENT LOSS ....................................       (3,204,701)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
  Investments ............................................      (37,848,183)
  Futures contracts ......................................       (1,875,511)
                                                               ------------
  NET REALIZED LOSS ......................................      (39,723,694)
                                                               ------------
Net change in unrealized appreciation/depreciation on:
  Investments ............................................      (16,952,720)
  Futures contracts ......................................           83,708
                                                               ------------
  NET DEPRECIATION .......................................      (16,869,012)
                                                               ------------
  NET LOSS ...............................................      (56,592,706)
                                                               ------------
NET DECREASE .............................................     $(59,797,407)
                                                               ============


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS




                                                                                FOR THE YEAR       FOR THE YEAR
                                                                                   ENDED               ENDED
                                                                               JULY 31, 2002       JULY 31, 2001
                                                                             -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss ......................................................     $  (3,204,701)      $  (3,279,488)
Net realized loss ........................................................       (39,723,694)       (120,332,900)
Net change in unrealized depreciation ....................................       (16,869,012)        (28,418,462)
                                                                               -------------       -------------
  NET DECREASE ...........................................................       (59,797,407)       (152,030,850)
Decrease from transactions in shares of beneficial interest ..............       (86,631,799)       (120,140,061)
                                                                               -------------       -------------
  NET DECREASE ...........................................................      (146,429,206)       (272,170,911)
NET ASSETS:
Beginning of period ......................................................       310,909,235         583,080,146
                                                                               -------------       -------------
END OF PERIOD
(Including a net investment loss of $4,314, and $0, respectively.)........     $ 164,480,029       $ 310,909,235
                                                                               =============       =============



                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley 21st Century Trend Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of companies which are expected to benefit from the development of a modern worldwide economy. The Fund was organized as a Massachusetts business trust on September 29, 1999 and commenced operations on February 25, 2000.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002 CONTINUED


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. JOINT REPURCHASE AGREEMENT ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002 CONTINUED


exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

I. DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002 CONTINUED

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $26,368,043 at July 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the years ended July 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $1,059,004 and $1,552, respectively and received $20,821 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2002 aggregated $523,484,760 and $601,092,060, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $5,891,095 and $15,946,237, respectively. Included in the aforementioned transactions are purchases of $1,204,570 and sales of $742,523 for portfolio transactions with other Morgan Stanley funds.

For the year ended July 31, 2002, the Fund incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, of $6,651 for portfolio transactions executed on behalf of the Fund.

For the year ended July 31, 2002, the Fund incurred brokerage commissions of $96,085 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 2002, the Fund's payable for investments purchased and receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $4,567,400 and $1,516,292, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $9,000.

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002 CONTINUED


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:





                                              FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                             ENDED
                                              JULY 31, 2002                     JULY 31, 2001
                                    --------------------------------- ----------------------------------
                                         SHARES           AMOUNT            SHARES           AMOUNT
                                    --------------- -----------------  --------------- ------------------
Class A Shares
Sold ..............................       137,622     $    746,221           804,989      $   6,227,236
Redeemed ..........................    (1,503,663)      (8,066,102)       (3,457,000)       (27,309,300)
                                       ----------     ------------        ----------      -------------
Net decrease - Class A ............    (1,366,041)      (7,319,881)       (2,652,011)       (21,082,064)
                                       ----------     ------------        ----------      -------------
Class B Shares
Sold ..............................     1,009,021        5,457,574         4,868,881         38,858,725
Redeemed ..........................   (14,029,752)     (74,041,120)      (17,264,309)      (126,581,670)
                                      -----------     ------------       -----------      -------------
Net decrease - Class B ............   (13,020,731)     (68,583,546)      (12,395,428)       (87,722,945)
                                      -----------     ------------       -----------      -------------
Class C Shares ....................
Sold ..............................       251,707        1,351,302           535,479          4,220,358
Redeemed ..........................    (2,010,862)     (10,698,715)       (2,702,152)       (20,381,009)
                                      -----------     ------------       -----------      -------------
Net decrease - Class C ............    (1,759,155)      (9,347,413)       (2,166,673)       (16,160,651)
                                      -----------     ------------       -----------      -------------
Class D Shares ....................
Sold ..............................        45,180          243,894         1,119,282          9,032,993
Redeemed ..........................      (300,448)      (1,624,853)         (592,867)        (4,207,394)
                                      -----------     ------------       -----------      -------------
Net increase (decrease) - Class D .      (255,268)      (1,380,959)          526,415          4,825,599
                                      -----------     ------------       -----------      -------------
Net decrease in Fund ..............   (16,401,195)    $(86,631,799)      (16,687,697)     $(120,140,061)
                                      ===========     ============       ===========      =============


6. FEDERAL INCOME TAX STATUS

At July 31, 2002, the Fund had a net capital loss carryover of approximately $289,649,000 of which $147,940,000 will be available through July 31, 2009 and $141,709,000 will be available through July 31, 2010 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $11,333,000 and $8,000, respectively during fiscal 2002.

As of July 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to

MORGAN STANLEY 21ST CENTURY TREND FUND
NOTES TO FINANCIAL STATEMENT o JULY 31, 2002 CONTINUED

a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $3,219,730, accumulated net realized loss was credited $19,343 and accumulated net investment loss was credited $3,200,387.


7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2002, the Fund had outstanding futures contracts and outstanding forward contracts.

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                             FOR THE PERIOD
                                                       FOR THE YEAR       FOR THE YEAR     FEBRUARY 25, 2000*
                                                          ENDED              ENDED               THROUGH
                                                      JULY 31, 2002      JULY 31, 2001        JULY 31, 2000
                                                    -----------------   ---------------   ---------------------
CLASS A SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............    $  5.91             $  8.38             $ 10.00
                                                        -------             -------             -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]..................      (0.03)               0.00                0.00
 Net realized and unrealized loss ..................      (1.32)              (2.47)              (1.62)
                                                        -------             -------             -------
Total loss from investment operations ..............      (1.35)              (2.47)              (1.62)
                                                        -------             -------             -------
Net asset value, end of period .....................      $4.56               $5.91               $8.38
                                                        =======             =======             =======
TOTAL RETURN+ ......................................     (22.84)%            (29.47)%            (16.20)%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses ...........................................       1.41 %              1.20 %              1.29 %(2)
Net investment income (loss) .......................      (0.64)%              0.05 %              0.06 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $11,918             $23,542             $55,552
Portfolio turnover rate ............................        235 %               352 %               195 %(1)

------------
 *    Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                                                FOR THE PERIOD
                                                       FOR THE YEAR        FOR THE YEAR       FEBRUARY 25, 2000*
                                                          ENDED               ENDED                THROUGH
                                                      JULY 31, 2002       JULY 31, 2001         JULY 31, 2000
                                                    -----------------   -----------------   ---------------------
CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period ............       $   5.85             $   8.35             $  10.00
                                                        --------             --------             --------

Loss from investment operations:
 Net investment loss[+/+] .......................          (0.07)               (0.06)               (0.03)
 Net realized and unrealized loss ...............          (1.31)               (2.44)               (1.62)
                                                        --------             --------             --------
Total loss from investment operations ...........          (1.38)               (2.50)               (1.65)
                                                        --------             --------             --------
Net asset value, end of period ..................       $   4.47             $   5.85             $   8.35
                                                        ========             ========             ========
TOTAL RETURN+ ...................................         (23.59)%             (29.94)%             (16.50)%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses ........................................           2.17 %               2.03 %               2.04 %(2)
Net investment loss .............................          (1.40)%              (0.78)%              (0.69)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........       $133,084             $250,092             $460,663
Portfolio turnover rate .........................            235%                 352 %                195 %(1)

------------

*     Commencement of operations.
[+/+] The per share amounts were computed using
      an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                                                FOR THE PERIOD
                                                       FOR THE YEAR        FOR THE YEAR       FEBRUARY 25, 2000*
                                                          ENDED               ENDED                 THROUGH
                                                      JULY 31, 2002       JULY 31, 2001          JULY 31, 2000
                                                    -----------------   -----------------   ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............        $  5.85             $  8.35               $ 10.00
                                                         -------             -------               -------
Loss from investment operations:
 Net investment loss[+/+]  ......................          (0.07)             (0.06)                 (0.03)
 Net realized and unrealized loss ...............          (1.32)             (2.44)                 (1.62)
                                                         -------             -------               -------
Total loss from investment operations ...........          (1.39)             (2.50)                 (1.65)
                                                         -------             -------               -------
Net asset value, end of period ..................        $  4.46             $  5.85               $  8.35
                                                         =======             =======               =======
TOTAL RETURN+  ..................................         (23.76)%           (29.94)%               (16.50)%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses ........................................           2.17 %             2.03 %                 2.04 %(2)
Net investment loss .............................          (1.40)%            (0.78)%                (0.69)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $18,008             $33,860               $66,448
Portfolio turnover rate .........................            235 %               352 %                 195 %(1)

------------

*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
FINANCIAL HIGHLIGHTS CONTINUED



                                                                                              FOR THE PERIOD
                                                       FOR THE YEAR       FOR THE YEAR      FEBRUARY 25, 2000*
                                                          ENDED              ENDED               THROUGH
                                                      JULY 31, 2002      JULY 31, 2001        JULY 31, 2000
                                                    -----------------   ---------------   ---------------------
CLASS D SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period ............        $ 5.93             $ 8.38                $10.00
                                                         ------             ------                ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+]  .............         (0.02)              0.01                  0.01
 Net realized and unrealized loss ...............         (1.33)             (2.46)                (1.63)
                                                         ------             ------                ------
Total loss from investment operations ...........         (1.35)             (2.45)                (1.62)
                                                         ------             ------                ------
Net asset value, end of period ..................        $ 4.58             $ 5.93                $ 8.38
                                                         ======             ======                ======
TOTAL RETURN+ ...................................        (22.77)%           (29.24)%              (16.20)%(1)

RATIOS TO AVERAGE NET ASSET(3):
Expenses ........................................          1.17 %             1.03 %                1.04 %(2)
Net investment income (loss) ....................         (0.40)%             0.22 %                0.31 %(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........        $1,470             $ 3,415                $418
Portfolio turnover rate .........................           235 %               352 %                195 %(1)

------------
*     Commencement of operations.
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

MORGAN STANLEY 21ST CENTURY TREND FUND
INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY 21ST CENTURY TREND FUND:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley 21st Century Trend Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley 21st Century Trend Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 10, 2002

MORGAN STANLEY 21ST CENTURY TREND FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES:

                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                      FUND
                                POSITION(S)      LENGTH OF             PRINCIPAL              COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME              OCCUPATION(S)            OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         REGISTRANT       SERVED*         DURING PAST 5 YEARS       BY TRUSTEE**        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael Bozic (61)             Trustee       Trustee since     Retired; Director or            129         Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw                 April 1994        Trustee of the Morgan                       Corporation.
Counsel to the Independent                                     Stanley Funds and the
Trustees                                                       TCW/DW Term Trusts;
1675 Broadway                                                  formerly Vice Chairman of
New York, NY                                                   Kmart Corporation
                                                               (December 1998-October
                                                               2000), Chairman and Chief
                                                               Executive Officer of
                                                               Levitz Furniture
                                                               Corporation (November
                                                               1995-November 1998) and
                                                               President and Chief
                                                               Executive Officer of
                                                               Hills Department Stores
                                                               (May 1991-July 1995);
                                                               formerly variously
                                                               Chairman, Chief Executive
                                                               Officer, President and
                                                               Chief Operating Officer
                                                               (1987-1991) of the Sears
                                                               Merchandise Group of
                                                               Sears, Roebuck & Co.

Edwin J. Garn (69)             Trustee       Trustee since     Director or Trustee of          129         Director of Franklin
c/o Summit Ventures LLC                      January 1993      the Morgan Stanley Funds                    Covey (time management
1 Utah Center                                                  and the TCW/DW Term                         systems), BMW Bank of
201 S. Main Street                                             Trusts; formerly United                     North America, Inc.
Salt Lake City, UT                                             States Senator (R-Utah)                     (industrial loan
                                                               (1974-1992) and Chairman,                   corporation), United
                                                               Senate Banking Committee                    Space Alliance (joint
                                                               (1980-1986); formerly                       venture between Lockheed
                                                               Mayor of Salt Lake City,                    Martin and the Boeing
                                                               Utah (1971-1974);                           Company) and Nuskin Asia
                                                               formerly Astronaut, Space                   Pacific (multilevel
                                                               Shuttle Discovery (April                    marketing); member of the
                                                               12-19, 1985); Vice                          board of various civic
                                                               Chairman, Huntsman                          and charitable
                                                               Corporation (chemical                       organizations.
                                                               company); member of the
                                                               Utah Regional Advisory
                                                               Board of Pacific Corp.

Wayne E. Hedien (68)           Trustee       Trustee since     Retired; Director or            129         Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw                 September 1997    Trustee of the Morgan                       Inc. (private mortgage
Counsel to the Independent                                     Stanley Funds and the                       insurance); Trustee and
  Trustees                                                     TCW/DW Term Trusts;                         Vice Chairman of The
1675 Broadway                                                  formerly associated with                    Field Museum of Natural
New York, NY                                                   the Allstate Companies                      History; director of
                                                               (1966-1994), most                           various other business
                                                               recently as Chairman of                     and charitable
                                                               The Allstate Corporation                    organizations.
                                                               (March 1993-December
                                                               1994) and Chairman and
                                                               Chief Executive Officer
                                                               of its wholly-owned
                                                               subsidiary, Allstate
                                                               Insurance Company (July
                                                               1989-December 1994).

MORGAN STANLEY 21ST CENTURY TREND FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                      FUND
                                POSITION(S)      LENGTH OF             PRINCIPAL              COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME              OCCUPATION(S)            OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         REGISTRANT       SERVED*         DURING PAST 5 YEARS       BY TRUSTEE**        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson (53)     Trustee       Trustee since     Chairman of the Audit           129         Director of NVR, Inc.
c/o Johnson Smick                            July 1991         Committee and Director or                   (home construction);
  International, Inc.                                          Trustee of the Morgan                       Chairman and Trustee of
1133 Connecticut Avenue, N.W.                                  Stanley Funds and the                       the Financial Accounting
Washington, D.C.                                               TCW/DW Term Trusts;                         Foundation (oversight
                                                               Senior Partner, Johnson                     organization of the
                                                               Smick International,                        Financial Accounting
                                                               Inc., a consulting firm;                    Standards Board).
                                                               Co-Chairman and a founder
                                                               of the Group of Seven
                                                               Council (G7C), an
                                                               international economic
                                                               commission; formerly Vice
                                                               Chairman of the Board of
                                                               Governors of the Federal
                                                               Reserve System and
                                                               Assistant Secretary of
                                                               the U.S. Treasury.

Michael E. Nugent (66)         Trustee       Trustee since     Chairman of the Insurance       207         Director of various
c/o Triumph Capital, L.P.                    July 1991         Committee and Director or                   business organizations.
237 Park Avenue                                                Trustee of the Morgan
New York, NY                                                   Stanley Funds and the
                                                               TCW/DW Term Trusts;
                                                               director/ trustee of
                                                               various investment
                                                               companies managed by
                                                               Morgan Stanley Investment
                                                               Management Inc. and
                                                               Morgan Stanley
                                                               Investments LP (since
                                                               July 2001); General
                                                               Partner, Triumph Capital,
                                                               L.P., a private
                                                               investment partnership;
                                                               formerly Vice President,
                                                               Bankers Trust Company and
                                                               BT Capital Corporation
                                                               (1984-1988).

Morgan Stanley 21st Century Trend Fund
Trustee and Officer Information continued

Interested Trustees:

                                                                                             NUMBER OF
                                                  TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                      FUND
                                POSITION(S)      LENGTH OF             PRINCIPAL              COMPLEX
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME              OCCUPATION(S)            OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE         REGISTRANT       SERVED*         DURING PAST 5 YEARS       BY TRUSTEE**        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman and  Trustee since     Chairman and Director or        129         None
c/o Morgan Stanley Trust       Director or   July 1991         Trustee of the Morgan
Harborside Financial Center,   Trustee                         Stanley Funds and the
Plaza Two,                                                     TCW/DW Term Trusts;
Jersey City, NJ                                                formerly Chairman, Chief
                                                               Executive Officer and
                                                               Director of the
                                                               Investment Manager, the
                                                               Distributor and Morgan
                                                               Stanley Services,
                                                               Executive Vice President
                                                               and Director of Morgan
                                                               Stanley DW, Chairman and
                                                               Director of the Transfer
                                                               Agent, and Director
                                                               and/or officer of various
                                                               Morgan Stanley
                                                               subsidiaries (until June
                                                               1998) and Chief Executive
                                                               Officer of the Morgan
                                                               Stanley Funds and the
                                                               TCW/DW Term Trusts (until
                                                               September 2002).

James F. Higgins (54)          Trustee       Trustee since     Senior Advisor of Morgan        129         None
c/o Morgan Stanley Trust                     June 2000         Stanley (since August
Harborside Financial Center,                                   2000); Director of the
Plaza Two,                                                     Distributor and Dean
Jersey City, NJ                                                Witter Realty Inc.;
                                                               Director or Trustee of
                                                               the Morgan Stanley Funds
                                                               and the TCW/DW Term
                                                               Trusts (since June 2000);
                                                               previously President and
                                                               Chief Operating Officer
                                                               of the Private Client
                                                               Group of Morgan Stanley
                                                               (May 1999-August 2000),
                                                               President and Chief
                                                               Operating Officer of
                                                               Individual Securities of
                                                               Morgan Stanley (February
                                                               1997-May 1999).

Philip J. Purcell (58)         Trustee       Trustee since     Director or Trustee of          129         Director of American
1585 Broadway                                April 1994        the Morgan Stanley Funds                    Airlines, Inc. and its
New York, NY                                                   and the TCW/DW Term                         parent company, AMR
                                                               Trusts; Chairman of the                     Corporation.
                                                               Board of Directors and
                                                               Chief Executive Officer
                                                               of Morgan Stanley and
                                                               Morgan Stanley DW;
                                                               Director of the
                                                               Distributor; Chairman of
                                                               the Board of Directors
                                                               and Chief Executive
                                                               Officer of Novus Credit
                                                               Services Inc.; Director
                                                               and/or officer of various
                                                               Morgan Stanley
                                                               subsidiaries.

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

MORGAN STANLEY 21ST CENTURY TREND FUND
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:





                                                       TERM OF
                                                     OFFICE AND
                                 POSITION(S)          LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH              TIME
    EXECUTIVE OFFICER            REGISTRANT            SERVED*                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mitchell M. Merin (48)        President and       President since       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Chief Executive     May 1999 and          Investment Management (since December 1998); President,
New York, NY                  Officer             Chief Executive       Director (since April 1997) and Chief Executive Officer
                                                  Officer since         (since June 1998) of the Investment Manager and Morgan
                                                  September             Stanley Services; Chairman, Chief Executive Officer and
                                                  2002                  Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of the
                                                                        Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief Executive
                                                                        Officer (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trusts; Trustees of various Van Kampen
                                                                        investment companies (since December 1999); previously Chief
                                                                        Strategic Officer of the Investment Manager and Morgan
                                                                        Stanley Services and Executive Vice President of the
                                                                        Distributor (April 1997-June 1998), Vice President of the
                                                                        Morgan Stanley Funds (May 1997-April 1999), and Executive
                                                                        Vice President of Morgan Stanley.

Barry Fink (47)               Vice President,     Vice President,       General Counsel (since May 2000) and Managing Director since
1221 Avenue of the Americas   Secretary and       Secretary             December 2000) of Morgan Stanley Investment Management;
New York, NY                  General Counsel     and General           Managing Director (since December 2000), and Secretary and
                                                  Counsel since         General Counsel (since February 1997) and Director (since
                                                  February 1997         July 1998) of the Investment Manager and Morgan Stanley
                                                                        Services; Assistant Secretary of Morgan Stanley DW; Vice
                                                                        President, Secretary and General Counsel of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trusts (since February 1997);
                                                                        Vice President and Secretary of the Distributor; previously,
                                                                        Senior Vice President, Assistant Secretary and Assistant
                                                                        General Counsel of the Investment Manager and Morgan Stanley
                                                                        Services.

Thomas F. Caloia (56)         Treasurer           Treasurer since       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                          April 1989            Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two
Jersey City, NJ

Ronald E. Robison (63)        Vice President      Since October         Managing Director, Chief Administrative Officer and Director
1221 Avenue of the Americas                       1998                  (since February 1999) of the Investment Manager and Morgan
New York, NY                                                            Stanley Services and Chief Executive Officer and Director of
                                                                        the Transfer Agent; previously Managing Director of the TCW
                                                                        Group Inc.



Joseph J. McAlinden (59)      Vice President      Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment Management
New York, NY                                                            Inc. and Morgan Stanley Investments LP; Director of the
                                                                        Transfer Agent; Chief Investment Officer of the Van Kampen
                                                                        Funds.

Francis Smith (37)            Vice President      Since                 Vice President and Chief Financial Officer of the Morgan
c/o Morgan Stanley Trust      and Chief           September             Stanley Funds and the TCW/DW Term Trusts (since September
Harborside Financial Center   Financial Officer   2002                  2002); Executive Director of the Investment Manager and
Plaza Two,                                                              Morgan Stanley Services (since December 2001). Formerly,
Jersey City, NJ                                                         Vice President of the Investment Manager and Morgan Stanley
                                                                        Services (August 2000-November 2001), Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000) and
                                                                        Associate--Fund Administration at BlackRock Financial
                                                                        Management (July 1996-December 1997).


------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

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

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to Prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW, Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Dean Witter Distributors Inc., member NASD.



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36186RPT-7930H02-ANP-8/02

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MORGAN STANLEY
21(st) CENTURY TREND FUND



Annual Report
July 31, 2002
--------------------------------------------------------------------------------